SNA-120 Phase 2b Trial Top-Line Results December 3, 2018 March 2017 Exhibit 99.2

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Agenda SNA-120 Phase 2b Executive Summary Study Design Demographics Top-Line Results Primary Endpoint Key Secondary Endpoints Safety and Tolerability Q&A Topical by Design™ Mechanism of Action of SNA-120

These data were not entirely as we would have expected We began this study with data suggesting we had a pruritus drug with a positive impact on psoriasis We now have data indicating we have a potential psoriasis drug with a positive impact on pruritus We had a substantial 58% reduction on itch in the primary endpoint, but it was not statistically different from Vehicle However, we had a substantial and statistically significant response on the two key psoriasis regulatory endpoints, PASI 751 and the composite IGA2, that was much stronger than we had expected The lower dose (0.05%) performed consistently better than the higher dose (0.5%) SNA-120 Phase 2b Trial Executive Summary PASI 75 = reduction of ≥ 75% in Psoriasis Area Severity Index score from baseline at Week 12 Composite IGA = proportion of subjects categorized as ‘clear’ or ‘almost clear’ on the Investigator Global Assessment and a minimum two-grade improvement from baseline at Week 12

We now have data in 500+ subjects treated with SNA-120, demonstrating that it is well tolerated and has an acceptable safety profile, and further validating our Topical by Design™ platform We intend to have an End-of-Phase 2 meeting with the FDA and then begin Phase 3 trials for psoriasis in 2H19 We believe the commercial opportunity is now significantly larger SNA-120 Phase 2b Trial Executive Summary (cont’d)

Multicenter, randomized, double-blind, Vehicle-controlled study Enrolled 208 subjects over the age of 18 with mild-to-moderate psoriasis and at least moderate itch Treated each subject twice daily for 12 weeks with either SNA-120 (0.05% or 0.5% ointment) or Vehicle Primary endpoint: Change in previous week’s mean daily scores in pruritus recorded on the I-NRS1 from baseline to Week 8 Key secondary regulatory endpoints: Proportion of subjects categorized as ‘clear’ or ‘almost clear’ on the IGA and a minimum two-grade improvement from baseline at Week 12 PASI 75: response defined as a reduction of ≥ 75% from baseline at Week 12 SNA-120 Phase 2b Study Design I-NRS = Itch Numeric Rating Scale

Refined population in this study: Included only itchy subjects with at least moderate itch (> 5 on the I-NRS) Excluded severe psoriasis subjects Longer treatment duration: 12 weeks (instead of 8 weeks) Only two SNA-120 doses: High (0.5%) and low (0.05%) concentrations from previous study I-NRS daily diary as primary itch measure (instead of itch VAS1) Important Changes from Previous Phase 2b Study VAS = Visual Analog Scale

Characteristic SNA-120 (0.05%) n=70 SNA-120 (0.5%) n=69 Vehicle n=69 Age (years) mean (SD1) 49.5 (15.3) 53.8 (13.4) 49.7 (14.5) Male, n (%) 35 (50.0) 34 (49.3) 29 (42.0) Race, n (%) Asian Black/African American White Other 3 (4.3) 4 (5.7) 59 (84.3) 4 (5.7) 4 (5.8) 4 (5.8) 59 (85.5) 2 (2.8)   4 (5.8) 1 (1.4) 62 (89.9) 2 (2.9) I-NRS weekly mean (SD) 7.34 (1.31) 7.41(1.24) 7.37 (1.31) BSA2 mean (SD) 6.03 (3.94) 5.66 (3.73) 5.48 (3.76) IGA 2-mild n (%) IGA 3-moderate n (%) 13 (18.6) 57 (81.4) 13 (18.8) 56 (81.2) 13 (18.8) 56 (81.2) PASI mean (SD) 6.49 (5.43) 5.94 (4.40) 5.98 (5.41) Demographics SD = standard deviation BSA = body surface area

Treatment Group Baseline Week 1 Week 8 (Primary) Week 12 (EoT1) SNA-120 (0.05%) Mean (SD) CFB2 (SD) p value vs Vehicle 7.3 (1.31) 5.7 (1.53) -1.6 (1.51) p=0.212 3.0 (1.96) -4.3 (2.41) p=0.244 2.6 (2.10) -4.6 (2.44) p=0.231 SNA-120 (0.5%) Mean (SD) CFB (SD) p value vs Vehicle 7.4 (1.24) 5.8 (1.63) -1.6 (1.43) p=0.423 3.8 (2.24) -3.7 (2.34) p=0.499 3.5 (2.5) -3.9 (2.61) p=0.384 Vehicle Mean (SD) CFB (SD) 7.4 (1.39) 6.0 (1.78) -1.3 (1.53) 3.4(2.63) -4.0 (2.57) 3.0 (2.56) -4.3 (2.60) Primary Endpoint: Significant reduction (58%) in mean I-NRS from baseline, but not differentiated from vehicle EoT = end of treatment CFB = change from baseline

Treatment Group Week 8 Week 12 PASI 50 SNA-120 (0.05%) proportion of subjects p value vs Vehicle 30 (49.2%) p=0.130 32 (54.2%) p=0.057 SNA-120 (0.5%) proportion of subjects p value vs Vehicle 20 (31.7%) p=0.636 25 (41.7%) p=0.562 Vehicle proportion of subjects 23 (35.9%) 22 (36.7%) PASI 75 SNA-120 (0.05%) proportion of subjects p value vs Vehicle 15 (24.6%) p=0.063 16 (27.1%) p=0.045* SNA-120 (0.5%) proportion of subjects p value vs Vehicle 6 (9.5%) p=0.614 6 (10.0%) p=0.590 Vehicle proportion of subjects 8 (12.5%) 8 (13.3%) Secondary Endpoints: PASI 50 and PASI 75 27% of subjects achieved PASI 75 with SNA-120 (0.05%) * statistically significant

Treatment Group Week 8 Week 12 IGA ≥ 2-grade and ‘Clear’/‘Almost Clear’ SNA-120 (0.05%) proportion of subjects p value vs Vehicle 10 (16.4%) p=0.518 17 (28.8%) p=0.036* SNA-120 (0.5%) proportion of subjects p value vs Vehicle 2 (3.2%) p=0.053 3 (5.0%) p=0.119 Vehicle proportion of subjects 8 (12.5%) 8 (13.3%) Secondary Endpoint: IGA 29% of subjects achieved 2-grade improvement and ‘Clear’ or ‘Almost Clear’ on IGA with SNA-120 (0.05%) * statistically significant

Treatment-related AEs were observed in only 2 subjects and included dermatitis (0.5% group) and pain and pruritus (Vehicle group) Most common AEs (≥ 2 subjects) in any group were nasopharyngitis, nausea, diarrhea, cellulitis and urinary tract infection Majority of TEAEs2 were mild to moderate There were 6 serious AEs in 3 subjects, but none were considered drug related SNA-120 was well-tolerated with no serious treatment-related AEs1 AEs = adverse events TEAEs = treatment-emergent adverse events We now have data in 500+ subjects treated with SNA-120, demonstrating that it is well tolerated and has an acceptable safety profile, and further validating our Topical by Design™ platform

Large Market Opportunity for SNA-120 in United States


80%
80%

7.5 million
Total psoriasis patient population[1]

6.0 million
Mild-to moderate psoriasis patients[1]

4.8 million
Psoriasis patients impacted by pruritus[2]

$500-$950/month
Price range for 60-gram tube of current topical psoriasis therapies[3]

Additional opportunity for other indications and/or populations, including other inflammatory diseases

1. American Academy of Dermatology. Skin conditions by the numbers. Accessed November 2018.
2. Pruritus in Chronic Plaque Psoriasis. G Stinco. Acta Dermatovenerol Croat. 2014;22(2):122-8.
3. Includes Protopic, Elidel, Enstilar, Taclonex, Dovonex and Calcitriol.

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sienna biopharmaceuticals

Regulated as a drug pursuant to a new drug application (NDA) regulatory pathway Regulated as a Class II medical device under 510(k) marketing clearance pathway TrkA = tropomyosin receptor kinase A JAK3 = Janus kinase 3 Top-line acne data for 1064 nm and 810 nm did not show statistical significance on primary and secondary endpoints. Top-line acne data for 755 nm are expected in 4Q18. Technology Platform Research Pre-clinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Topical by Design™ Initiate Phase 3 trials in 2H19 Initiate Phase 2 trial in 2H19 Continued Progression to Phase 2 Technology Platform Research Pre-clinical Proof-of-Concept Pivotal Anticipated Milestones Topical Photoparticle Therapy™5 Top-line data in 4Q18 Top-line data in 1Q19 SNA-1201: TrkA3 inhibitor (psoriasis and pruritus) SNA-1251: JAK3/TrkA inhibitor (psoriasis and pruritus) SNA-0012 (unwanted light-pigmented hair reduction – 1064 nm) SNA-1251: JAK34/TrkA inhibitor (atopic dermatitis and pruritus) SNA-0012 (unwanted light-pigmented hair reduction – 810 nm and 755 nm) Sienna’s Diversified Topical Pipeline